UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020 (May 28, 2020)

Intercept Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35668 (Commission File Number)	22-3868459 (IRS Employer Identification No.)

10 Hudson Yards, 37th Floor

New York, NY 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Intercept Pharmaceuticals, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on May 28, 2020 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001, of the Company (“Common Stock”) from 45,000,000 shares to 90,000,000 shares. The increase in the authorized shares of Common Stock was effected pursuant to a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on May 28, 2020.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders:

1.	Elected, by separate resolutions, each of the ten nominees nominated to serve on the Board of Directors until the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 45,000,000 to 90,000,000.

3.	Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”).

4.	Ratified the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal	For	Withheld	Broker Non-Votes
1. The election, by separate resolutions, of each of the following ten nominees to serve on the Board of Directors until the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:
Proposal No. 1A: Paolo Fundarò	24,884,585	125,457	4,119,773
Proposal No. 1B: Mark Pruzanski, M.D.	24,907,206	102,836	4,119,773
Proposal No. 1C: Srinivas Akkaraju, M.D., Ph.D.	24,039,279	970,763	4,119,773
Proposal No. 1D: Luca Benatti, Ph.D.	24,778,562	231,480	4,119,773
Proposal No. 1E: Daniel Bradbury	23,325,775	1,684,267	4,119,773
Proposal No. 1F: Keith Gottesdiener, M.D.	24,915,673	94,369	4,119,773
Proposal No. 1G: Nancy Miller-Rich	24,835,172	174,870	4,119,773
Proposal No. 1H: Gino Santini	23,969,612	1,040,430	4,119,773
Proposal No. 1I: Glenn Sblendorio	18,910,526	6,099,516	4,119,773
Proposal No. 1J: Daniel Welch	24,712,177	297,865	4,119,773

Proposal	For	Against	Abstain	Broker Non-Votes
2. The approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 45,000,000 to 90,000,000.	28,290,197	782,060	57,558	—
3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.	23,591,401	1,375,365	43,276	4,119,773
4. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.	28,962,662	127,220	39,933	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Intercept Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Sandip Kapadia
Name: Sandip Kapadia
Title: Chief Financial Officer and Treasurer

Date: June 1, 2020